UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 29, 2009, WellCare Health Plans, Inc. (“WellCare”) received executed Supplemental Contract No. 3 (“Amendment 3”) to Contract DHS-08-MQD-5129 (the “Hawaii Contract”) dated February 4, 2008 between the Department of Human Services/Med-QUEST Division (the “Department”)  of the State of Hawaii and WellCare Health Insurance of Arizona, Inc. (dba ‘Ohana Health Plan, Inc.) (“‘Ohana”), a wholly-owned subsidiary of WellCare.

The Hawaii Contract provides the terms and conditions under which ‘Ohana administers a Medicaid managed care plan in the State of Hawaii for enrollees in the state’s QUEST Expanded Access Program.  Amendment 3, among other things, revises the requirements relating to the plan’s responsibility to pay for the continuation of medically necessary services for members entering the plan, even if such services did not receive prior approval from the plan and regardless of whether such services are provided by participating or non-participating providers.  Amendment 3 requires that the plan be financially responsible for such services for 180 days after a new member enrolls with the plan, or until the new member receives a health functional assessment from his or her plan service coordinator, if earlier.  In addition, Amendment 3 requires that the plan be financially responsible for the continuation of services by non-participating providers that are delivered to members living in nursing facilities.  Such providers are compensated at the Medicaid fee for service rates in effect at the time of service.  The effective date of Amendment 3 to the Hawaii Contract is January 30, 2009.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described Amendment 3.  The above description is qualified in its entirety by reference to Amendment 3, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

In the interest of providing interested parties with full access to its federal, state and county contracts, WellCare has elected to file such contracts with the U.S. Securities and Exchange Commission.  WellCare does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01               Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shell Company Transactions.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1
Supplemental Contract No. 3 to Contract DHS-08-MQD-5129 between the Department of Human Services/Med-QUEST Division of the State of Hawaii and WellCare Health Insurance of Arizona, Inc. (dba ‘Ohana Health Plan, Inc.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Date: February 4, 2009	/s/ Thomas L. Tran Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Supplemental Contract No. 3 to Contract DHS-08-MQD-5129 between the Department of Human Services/Med-QUEST Division of the State of Hawaii and WellCare Health Insurance of Arizona, Inc. (dba ‘Ohana Health Plan, Inc.)